EXHIBIT 10.11
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                         MORTGAGE AND SECURITY AGREEMENT
                         -------------------------------


Date:                  June 4, 2002

Address of
Mortgaged Property:    The land and any improvements thereon at 104 King George
                       Drive, Boxford, Massachusetts more particularly described in the attached EXHIBIT A.

Mortgagor:             Jon R. Latorella

Mortgagor's
Address:               104 King George Drive, Boxford, Massachusetts

Mortgagee:             Gemstone Investment Company, Inc.

Mortgagee's
Address:               370 Main Street
                       Worcester, Massachusetts 01608

Loan Amount:           $750,000 advanced to LocatePLUS Holdings Corporation
                       ("LocatePLUS"), a Delaware corporation of which the Mortgagor owns a majority of its voting capital stock, and Mortgagor's guarantee of even date herewith.

First Mortgage:        Mortgage from Mortgagor to Winterhill Federal Saving Bank
                       and senior lienholders ("First Mortgagee").

         The Mortgagor, FOR CONSIDERATION PAID, GRANTS to the Mortgagee, with MORTGAGE COVENANTS to secure (a) the payment of the Loan Amount or such greater amount as may be due, at the time, in the manner and with interest, all as provided in a certain note of even date from LocatePLUS (the "Note"), and (B) the performance of all covenants and agreements in the Note and this Mortgage, the real estate described in the attached EXHIBIT A (the "Land");

         Together with all buildings, improvements, equipment and fixtures now or subsequently thereon and all materials intended for construction, reconstruction, alteration and repair thereof and all fixtures and articles of personal property now or subsequently attached to or used in connection therewith; and any replacements thereof or additions thereto (together with the Land, the "Mortgaged Property"); and

         Together with the rents, income, profits, accounts receivable from tenants of the Mortgaged Property, contract rights, general intangibles, chattel papers, bills, notes, acceptances, equities, moneys, claims of the Mortgaged Property to the extent of Mortgagor's interest therein or any business conducted thereon to the extent of Mortgagor's interests therein. All of the foregoing, together with the Mortgaged Property, are referred to as the Security.

         Mortgagor grants to Mortgagee a security interest in the above-described fixtures and Security and agrees that Mortgagee shall have with respect thereto (in addition to all other rights
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and remedies hereunder), all rights and remedies of a secured party under the
Massachusetts Uniform Commercial Code.

     Mortgagor covenants and agrees with the Mortgagee as follows:

     1.  To cause the Note to be paid pursuant to its terms;

     2. To cause the payment and observation, prior to the expiration of any grace periods, any and all terms, covenants and conditions of this Mortgage and the First Mortgage and any prior or superior mortgage of the Mortgaged Property and any note or obligations which it secures;

     3. To cause the payment prior to the time when interest starts to accrue all taxes, charges, assessments and all water and sewer charges assessed on the Mortgaged Property or on any interest therein, and to deliver to Mortgagee evidence of payment of real estate taxes promptly after each payment date and evidence of payment of all other charges, assessments and water and sewer charges forthwith upon Mortgagee's written request;

     4. To keep the Mortgaged Property in good repair, order, and condition, and not to commit or suffer any strip or waste thereof or any violation of any law or ordinance affecting the same or the use thereof (any such use prohibited or enjoined by any public official or court being conclusively deemed a violation for purposes of this mortgage), or any act thereon tending to harm the Mortgaged Property whether or not such act may constitute waste;

     5. Subject to the rights of the First Mortgagee, (A) to keep the buildings now or subsequently on the Land insured against fire and such other hazards as the holder may from time to time require for their full replacement value, and
(B) to obtain and keep in force policies of liability insurance naming the holder as an insured in such amounts as the holder may from time to time require, all policies of such insurance or certificates thereof (including evidence of renewal of and payment for such policies at least 10 days prior to their expiration) to be deposited with the holder, if the holder so requires, and first payable in case of loss to the holder subject to the rights of any prior mortgagee and to be written by such companies, on such terms, in such form and for such periods and amounts as the holder shall from time to time require (hereby irrevocably granting to the holder, in the event of foreclosure, full authority as Mortgagor's true and lawful attorney-in-fact, coupled with an interest, with full power of substitution, to cancel such insurance and retain the return premiums thereof or to transfer such insurance to any person or persons claiming title to the Mortgaged Property or any part thereof by virtue of foreclosure proceedings);

     6. Subject to the rights of the First Mortgagee, that if the Mortgaged Property, or any part thereof, shall be damaged by fire or other hazard, the proceeds of any contract of insurance shall, to the extent of the indebtedness then remaining unpaid, be paid to the holder, and, at its option, may be applied in whole or in part to the payment of the debt secured hereby or to the cost of repairing or rebuilding of the Mortgaged Property, PROVIDED that if the proceeds, plus any amount which Mortgagor elects to pay to the holder for such purpose, is in the holder's reasonable belief adequate to repair or rebuild the Mortgaged Property, then holder shall permit the amounts held by it to be advanced to Mortgagor on a monthly basis, as the work or repair or rebuilding proceeds, to reimburse Mortgagor for the value of completed work, as certified by an architect or engineer reasonably acceptable to the holder;

     7. Subject to the rights of the First Mortgagee, in case of a taking of the Mortgaged Property or any part thereof by any public authority pursuant to the power of eminent domain, the proceeds of all judgments and awards of damages and of all settlements made by the

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parties in interest shall be paid to the holder, and, at its option, may be applied in whole or in part to the payment of the debt secured hereby or the holder may release the same to the owner of the Mortgaged Property;

     8. To keep, observe and satisfy all the obligations on the part of the lessor to be kept, performed and satisfied under every lease from time to time in force with respect to the Mortgaged Property; and at any time upon notice from the holder to submit for examination all leases then in force affecting the Mortgaged Property; and Mortgagor hereby assigns to the holder, subject to the rights of the holder of any prior mortgage, any or all of such leases, and rents and profits thereof, provided that until a default shall exist under this mortgage, the Note or any other agreement securing the mortgage debt, Mortgagor may collect and retain any rent and profits; and Mortgagor covenants to execute and deliver such additional instruments in form reasonably satisfactory to the holder as the holder may request from time to time to evidence or carry out such assignment (hereby irrevocably granting to the holder full authority as Mortgagor's true and lawful attorney-in-fact, coupled with an interest, with full power of substitution, to make, execute, acknowledge and deliver such instruments);

     9. Not to contract for the payment of nor accept rents for periods of more than one month in advance; and to deliver to the holder within fifteen (15) days after written demand therefor a detailed statement certified by Mortgagor setting forth the rents and profits received from the Mortgaged Property for the period specified in such demand, the disbursements made for said period, and the names of all tenants of the Mortgaged Property, and, if requested by the holder, to furnish to the holder within forty-five (45) days after the end of each calendar year during the term of this mortgage a statement of annual income and expenses with respect to the Mortgaged Property certified by a certified public accountant;

     10. Not to purchase any equipment, fixtures or materials now or subsequently used in connection with or becoming a part of the realty whether by agreement of the parties or otherwise which are subject to a security interest in favor of others unless the prior written consent thereto has been obtained from the holder; which consent shall not be unreasonably withheld;

     11. To permit the holder or the holder's representative to examine the Mortgaged Property at any reasonable time;

     12. If this mortgage, by its terms, is now, or at any time, subject or subordinate to a prior mortgage or mortgages, to comply with the terms of such prior mortgage or mortgages, the holder thereof having the right to cure any default under a prior mortgage and to add to the debt secured by this mortgage the reasonable costs of curing such default;

     13. On the request of the holder, to furnish a written statement, signed and, if requested, acknowledged, setting forth the amount of the indebtedness which the Mortgagor acknowledges to be due on the Note and under this mortgage, specifying any claims of offset or defense which the Mortgagor asserts against the indebtedness secured hereby or any obligations to be paid or performed hereunder, and the then state of facts relative to the condition of the Mortgaged Property;

     14. On the request of the holder to furnish a written list of all fixtures and other articles of personal property (tangible and intangible) located on the Land and to execute any and all statements and instruments which may be necessary or appropriate to maintain or perfect the holder's security interest hereunder (hereby irrevocably granting to the holder full authority as Mortgagor's true and lawful attorney-in-fact, coupled with an interest, with full power of substitution, to make, execute, acknowledge and deliver such statements and instruments);
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     15. In case any default in any covenant or condition of this mortgage shall occur, and shall continue for more than 30 days after written notice thereof from the holder to the Mortgagor, or if any default shall occur under the Note, which is not cured within any applicable grace period, then, in either case, the entire mortgage debt shall become due at the option of the holder; the holder shall have the right to enter immediately upon and take possession of the Mortgaged Property without consent of the owner thereof and without the commencement of any action to foreclose this mortgage; the holder shall have the further right, with or without such possession, to collect and receive all rents, issues, and profits arising out of or in connection with the Mortgaged Property and to apply the same (after the payment of all necessary charges and expenses in connection with the operation of the Mortgaged Property, including any managing agent's commission) toward any sums due the holder under the terms hereof and of the Note; and the holder, to cure such default, may apply any deposits or any sums credited by or due from the holder to Mortgagor (without being first required to enforce any other rights of the holder against Mortgagor, or against the Mortgaged Property);

     16. In the event that title to the Mortgaged Property becomes vested in anyone other than Mortgagor, the entire mortgage debt shall, at the option of the holder, become due and payable on demand; however, the holder may without notice to the Mortgagor deal with such successor in interest with reference to this mortgage, the Mortgaged Property and the debt hereby secured, in the same manner as with Mortgagor, without in any way discharging the liability of the Mortgagor or of any endorser or guarantor under the mortgage or upon the debt hereby secured;

     17. No forbearance on the part of the holder, and no change, modification or extension, whether oral or in writing, of the time or manner for the payment of the whole or any part of the debt hereby secured or change in the interest rate on said debt or any other indulgence given by the holder to any persons other than Mortgagor, shall operate to release or in any manner affect the original liability of Mortgagor or of any endorser or guarantor, notice of any such change, modification, extension, or indulgence being waived;

     18. In case of a foreclosure sale, the holder shall be entitled to retain one percent of the purchase money, in addition to the costs, charges, and expenses incurred by the holder or allowed under the Statutory Power of Sale; in the event of redemption prior to foreclosure sale, the holder shall be entitled to add its costs and expenses to the principal sum secured hereby;

     19. That the holder is authorized: to pay all taxes, charges, assessments, and water and sewer charges with interest, costs and charges accrued thereon, which may at any time be a lien upon the Mortgaged Property or any part thereof; to pay the premiums for any policies of insurance required hereunder; to incur and pay reasonable expenses in protecting its rights hereunder and the security hereby granted including, without limitation, expenses for repairs to the Mortgaged Property and attorneys' fees in connection with the enforcement or protection of any right or interest of the holder hereunder and under the Note; to pay any sums and incur any expenses required to be made or necessary to cure any defaults under any prior mortgage or encumbrance; to pay any sums required in order to obtain a discharge of any security interest of others in any equipment, fixtures, or materials comprising part of the Mortgaged Property, all in the event that such payments have not been made by Mortgagor as herein provided; and to add all amounts so paid to the principal sum secured hereby; and to apply to any of the foregoing purposes or to the repayment of any amounts so paid by the holder any sums held hereunder by Mortgagee;

     20. The holder in the exercise of the power of sale herein given may sell the entire Mortgaged Property or any part thereof, in any order, as elected by the holder in its sole

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discretion; and in case the holder elects to sell in parcels, the sales of such parcels may be held from time to time and the power shall not be exhausted until all of the Mortgaged Property not previously released shall have been sold;

         The word "holder" shall be construed as descriptive of Mortgagee and of any subsequent holder or holders hereof; the word "Mortgagor" shall be construed as descriptive of Mortgagor and of any subsequent owner or owners of the equity of redemption of the Mortgaged Property; and all of the covenants and agreements of Mortgagor are joint and several and shall be binding upon the heirs, executors, administrators, successors and assigns of Mortgagor.

         This MORTGAGE is upon the STATUTORY CONDITION, and upon the further condition that all covenants and agreements of Mortgagor herein and in the Note contained shall be kept and fully performed, for any breach of which the holder hereof shall have, with respect to the real property, the STATUTORY POWER OF SALE, and as to the personal property all the remedies of a Secured Party under the Uniform Commercial Code as now in effect in Massachusetts.

         Executed under seal on the date first above written.


                                        --------------------------------------
                                        Jon R. Latorella





                          COMMONWEALTH OF MASSACHUSETTS

_______________, ss.                                     _______________, 20__

         Then personally appeared the above-named ___________________ and acknowledged the foregoing instrument to be ________ free act and deed, before me.



                                               --------------------------------
                                               Notary Public

                                               My Commission Expires:

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